[COVER PAGE]

[LOGO] STATE STREET RESEARCH

       STATE STREET RESEARCH
       EXCHANGE FUND

ANNUAL REPORT                    [ILLUSTRATION]
December 31, 1996                MAN CLIMBING AND LOOKING AT STARS




                                 WHAT'S INSIDE

                                 Prom the Chairman
                                 Positive performance from
                                 stocks and bonds

                                 Portfolio Manager's Review
                                 Strong performance from
                                 large-cap stocks

                                 Fund Information
                                 Facts and figures

                                 Plus, Complete Portfolio Holdings
                                 and Financial Statements
     [DALBAR LOGO]
    For Excellence
          in
 Shareholder Service

FROM THE CHAIRMAN

[photo--Ralph F. Verni]

To Our Shareholders:

1996 was another year of strong returns for many investors in the stock market. For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The Dow Jones Industrial Average broke the 6000 point barrier in October, and the Standard & Poor's 500 Composite Index was up +22.95% for the 12 months ended December 31, 1996. Investors in the bond market also enjoyed positive returns, with the Lehman Brothers Aggregate Bond Index gaining +3.63% for the same time period.(1)

Stocks

Many of the gains in the stock market in 1996, especially in the second half, were concentrated in the largest companies and industry giants. Two steep corrections, one in July and one in December, caused an abundance of investor concern, which resulted in a lopsided recovery that benefited mostly larger stocks, the type Exchange Fund primarily invests in.

Bonds

High-yield bonds were steady performers throughout the year, benefiting from the stronger than expected economy, which never overheated enough to precipitate any action by the Federal Reserve. Higher-quality bonds rallied through the summer and fall. In 1997, bonds should continue to take their cue from the economy and the Fed.

Tax-Time Reminder

In closing, I'd like to remind State Street Research investors of our extended call-in hours for tax time. Starting March 1 and continuing through April 15, 1997, Shareholder Services representatives will be available from 8:00 a.m. until 8:00 p.m., and on Saturdays from 10:00 a.m. until 2:00 p.m. Call them with your account and tax-related questions during these extended hours.

Thank you for investing in State Street Research Exchange Fund.

Sincerely,
/s/ Ralph F. Verni
Ralph F. Verni
Chairman

January 31, 1997

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Aggregate Bond Index is a commonly used measure of bond market performance. The indices are unmanaged. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)Investment results are based on an assumed $10,000 investment. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4)Cumulative total returns are not annualized.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter

FUND INFORMATION (all data are for periods ended December 31, 1996)

Total value of $10,000 invested on January 1, 1987(2)

     [mountain chart]

12/86               10,000
12/87               10,565
12/88               12,452
12/89               16,699
12/90               15,610
12/91               20,289
12/92               21,658
12/93               22,716
12/94               23,497
12/95               31,591
12/96               39,823


SEC Average Annual Compound
Rates of Return(3)

    Life of Fund
  (since 12/17/76)    10 Years    5 Years   1 Year
------------------- -----------  --------- ---------
+13.77%                +14.82%    +14.44%   +26.06%


Cumulative Total Returns(3,4)

    Life of Fund
  (since 12/17/76)    10 Years    5 Years   1 Year
------------------- -----------  --------- ---------
+1229.19%             +298.23%    +96.27%   +26.06%


Top 5 Industry Positions
(by percentage of net assets)

[bar chart]

Drugs               10.0%
Oil                  8.1%
Food and beverage    7.1%
Chemicals            6.8%
Aerospace            6.5%

Total: 38.5%

PORTFOLIO MANAGER'S REVIEW

                                   [photo]
                                Kennard "Pete"
                                  Woodworth
                              Portfolio Manager

The following is a discussion with portfolio manager Kennard "Pete" Woodworth. Pete has 36 years of investment experience.

Q: How did the Fund perform during the year?

A: The Fund had a good year in 1996, in line with generally strong performance in U.S. equity markets. For the 12 months ended December 31, 1996, the Fund returned +26.06%, handsomely outperforming the +20.78% average return for the 522 fund classes in Lipper Analytical Services' Growth and Income Funds category as well as the S&P 500.

Q: What factors contributed to the Fund's strong year?

A: Stocks in general did better than expected in 1996, with large-capitalization, high-quality growth companies turning in the best results. This trend benefited the Fund, which is composed primarily of high-quality names. In terms of sectors, energy stocks--which accounted for about 11% of the portfolio--did exceedingly well due to the combination of industry restructuring and generally higher commodity prices. Exxon, the Fund's eighth largest holding and Schlumberger, the leading oil-service equipment provider, were both strong contributors to performance.

Q: What other sectors affected performance?

A: Finance stocks had good returns, especially at the end of the year. We owned BankAmerica, American Express and Chase Manhattan. We also participated in the growth of the science and technology sector with holdings of IBM and Microsoft. Interestingly, the consumer staples sector, which represents a significant portion of the Fund, has traditionally been a repository of great growth companies, but did not help the portfolio this year. Both Johnson & Johnson and American Home Products detracted from performance in the fourth quarter.

Q: Have you made any changes to the Fund's investment strategy?

A: The Fund basically employs a buy and hold strategy, and that has not changed. But in response to the needs of the shareholders, we have increased our emphasis on income. Strategically, that translates to favoring stocks that pay dividends, particularly dividends that are likely to increase over time. This year we sold Toys 'R Us and AT&T and bought General Motors, which we hope will produce the level of dividends we're looking for.

Q: What are the tax implications of the Fund's realized capital gains in 1996?

A: In 1996, Exchange Fund realized taxable net long- term capital gains of $7,423,884 and paid federal capital gains taxes of $2,598,359 on behalf of Fund shareholders. The balance was retained by the Fund. In late January you received a 1996 IRS Form 2439. On your 1996 income tax return, you should take a tax credit of $3.0719 per share and increase the cost basis of your Fund shares by $5.7049 per share.

Q: Stock markets have had a very strong two years. What is your outlook for 1997?

A: The Standard & Poor's 500 Index has gained 60.48% in the two years since January 1, 1995.(1) Much of this growth has been powered by a steady inflow of new investor money into the markets. With valuations at their current levels, we believe there is still room for growth, but at a more modest pace than a year ago. While we aren't expecting any dramatic changes in overall market conditions, we believe the Fund's high-quality portfolio is a good investment for these markets.

December 31, 1996

Top 10 Stock Positions
(by percentage of net assets)

 1  Johnson & Johnson Healthcare products                                 4.9%
 2  Coca-Cola Beverages                                                   3.9%
 3  Raytheon Aerospace/defense                                            3.9%
 4  Merck Pharmaceuticals                                                 3.4%
 5  Gillette Healthcare products                                          3.3%
 6  IBM Computer                                                          3.3%
 7  Mobil Oil                                                             3.0%
 8  Exxon Oil                                                             3.0%
 9  Microsoft Computer software                                           3.0%
10  Hewlett-Packard Electronic equipment                                  2.9%

These securities represent an aggregate of 34.6% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(January 1, 1996 through December 31, 1996)

Best [up triangle]

Microsoft
 Market position and strong profitability propelled this software giant's earnings growth.

IBM
 Efficient downsizing in 1996 and demand for its products boosted this computer company's stock.

Coca-Cola
 Maintenance of strong growth rate of earnings made this stock attractive to investors.

Worst [down triangle]

Tele-Com
 Company's financial condition hurt by heavy capital expenditures and slow cash-flow growth.

Nucor
 Downward pressure on steel prices caused earnings to drop in 1996.

AirTouch Communications
 Investor concerns about competitive threat of new wireless systems drove stock price down.

STATE STREET RESEARCH EXCHANGE FUND

INVESTMENT PORTFOLIO
December 31, 1996
                                                 Value
                                    Shares     (Note 1)
 --------------------------------  --------- -------------
COMMON STOCKS 98.0
Basic Industries 12.8%
Chemicals 6.8%
Dow Chemical Co.                    60,000    $ 4,702,500
E.I. Du Pont De Nemours & Co.       68,500      6,464,688
Monsanto Co.                       193,500      7,522,312
                                             -------------
                                               18,689,500
                                             -------------
Electrical Equipment 2.2%
General Electric Co.                32,495      3,212,943
General Signal Corp.                70,372      3,008,403
                                             -------------
                                                6,221,346
                                             -------------
Forest Product 0.7%
Georgia-Pacific Corp.               26,251      1,890,072
                                             -------------
Machinery 3.1%
Caterpillar Inc.                    58,400      4,394,600
Millipore Corp.                     99,400      4,112,675
                                             -------------
                                                8,507,275
                                             -------------
Total Basic Industries                         35,308,193
                                             -------------
Consumer Cyclical 7.2%
Automotive 1.0%
General Motors Corp.                50,000      2,787,500
                                             -------------
Recreation 3.1%
Tele-Communications Liberty
  Media Group, Inc. Cl. A*          31,899        911,115
Walt Disney Co.                    112,283      7,817,704
                                             -------------
                                                8,728,819
                                             -------------
Retail Trade 3.1%
Dayton Hudson Corp.                150,552      5,909,166
Wal-Mart Stores, Inc.              111,600      2,552,850
                                             -------------
                                                8,462,016
                                             -------------
Total Consumer Cyclical                        19,978,335
                                             -------------
Consumer Staple 31.3%
Drug 10.0%
American Home Products Corp.       103,472      6,066,046
Merck & Company, Inc.              117,259      9,292,776
Novartis AG ADR*                    92,693      5,291,412
Pfizer Inc.                         83,800      6,944,925
                                             -------------
                                               27,595,159
                                             -------------
Food & Beverage 7.1%
Anheuser-Busch Companies, Inc.     112,600      4,504,000
Coca-Cola Co.                      207,535     10,921,529
General Mills Inc.                  69,200      4,385,550
                                             -------------
                                               19,811,079
                                             -------------
Hospital Supply 5.6%
Columbia/HCA Healthcare Corp.       44,550    $ 1,815,412
Johnson & Johnson                  272,992     13,581,352
                                             -------------
                                               15,396,764
                                             -------------
Personal Care 5.7%
Gillette Co.                       118,200      9,190,050
Procter & Gamble Co.                61,600      6,622,000
                                             -------------
                                               15,812,050
                                             -------------
Tobacco 2.9%
Philip Morris Companies, Inc.       71,300      8,030,163
                                             -------------
Total Consumer Staple                          86,645,215
                                             -------------
Energy 10.9%
Oil 8.1%
Amoco Corp.                         71,032      5,718,076
Exxon Corp.                         85,068      8,336,664
Mobil Corp.                         68,400      8,361,900
                                             -------------
                                               22,416,640
                                             -------------
Oil Service 2.8%
Halliburton Co.                     35,012      2,109,473
Schlumberger Ltd.                   54,619      5,455,073
                                             -------------
                                                7,564,546
                                             -------------
Total Energy                                   29,981,186
                                             -------------
Finance 11.4%
Bank 4.7%
Banc One Corp.                      55,902      2,403,786
BankAmerica Corp.                   68,400      6,822,900
Chase Manhattan Corp.               41,576      3,710,658
                                             -------------
                                               12,937,344
                                             -------------
Financial Service 4.4%
American Express Co.               141,591      7,999,891
Federal National Mortgage
  Association                      110,400      4,112,400
                                             -------------
                                               12,112,291
                                             -------------
Insurance 2.3%
General Re Corp.                    40,941      6,458,443
                                             -------------
Total Finance                                  31,508,078
                                             -------------
Science & Technology 23.3%
Aerospace 6.5%
Boeing Co.                          65,900      7,010,112
Raytheon Co.                       225,742     10,863,834
                                             -------------
                                               17,873,946
                                             -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND
                                                 Value
                                    Shares     (Note 1)
 --------------------------------  --------- -------------
Computer Software & Service 3.8%
First Data Corp.                    65,338   $  2,384,837
Microsoft Corp.*                    99,500      8,221,188
                                             -------------
                                               10,606,025
                                             -------------
Electronic Components 1.3%
AMP Inc.                            96,000      3,684,000
                                             -------------
Electronic Equipment 5.5%
L.M. Ericsson Telephone Co. ADR
  Cl. B*                           152,460      4,602,386
Lucent Technologies Inc.*           90,522      4,186,643
Motorola Inc.                       50,600      3,105,575
Perkin-Elmer Corp.                  58,000      3,414,750
                                             -------------
                                               15,309,354
                                             -------------
Office Equipment 6.2%
Hewlett-Packard Co.                160,000      8,040,000
International Business Machines
  Corp.                             59,800      9,029,800
                                             -------------
                                               17,069,800
                                             -------------
Total Science & Technology                     64,543,125
                                             -------------
Utility 1.1%
Telephone 1.1%
AirTouch Communications Inc.*      123,800      3,125,950
                                             -------------
Total Utility                                   3,125,950
                                             -------------
Total Common Stocks (Cost $90,335,478)        271,090,082
                                             -------------


                                   Principal     Maturity
                                    Amount         Date
--------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 3.6%
American General Finance Corp.,
  6.15%                           $9,913,000    1/02/1997       9,913,000
Ford Motor Credit Co., 5.80%         120,000    1/07/1997         120,000
                                                            --------------
Total Short-Term Obligations (Cost $10,033,000)                10,033,000
                                                            --------------
Total Investments (Cost $100,368,478)--101.6%                 281,123,082
Cash and Other Assets, Less Liabilities--(1.6%)                (4,398,754)
                                                            --------------
Net Assets--100.0%                                           $276,724,328
                                                            ==============


Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $87,311,334 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                         $193,922,713
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                (110,965)
                                                       ---------------
                                                        $193,811,748
                                                       ===============


* Nonincome-producing securities.
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets
Investments, at value (Cost $100,368,478) (Note 1)          $281,123,082
Cash                                                              20,027
Dividends and interest receivable                                320,359
Other assets                                                      18,877
                                                           --------------
                                                             281,482,345
Liabilities
Federal income tax payable                                     2,598,359
Dividends payable                                              1,419,088
Accrued management fee (Note 2)                                  345,421
Capital gain distribution payable                                302,124
Payable for fund shares redeemed                                  27,153
Accrued trustees' fees (note 2)                                    8,480
Accrued transfer agent and shareholder services (Note 2)           7,189
Other accrued expenses                                            50,203
                                                           --------------
                                                               4,758,017
                                                           --------------
Net Assets                                                  $276,724,328
                                                           ==============
Net Assets consist of:
 Undistributed net investment income                        $     77,382
 Unrealized appreciation of investments                      180,754,604
 Shares of beneficial interest                                95,892,342
                                                           --------------
                                                            $276,724,328
                                                           ==============
Net Asset Value per share ($276,724,328 / 847,083 shares
  of beneficial interest)                                        $326.68
                                                           ==============


STATEMENT OF OPERATIONS
For the year ended December 31, 1996

Investment Income
Dividends, net of foreign taxes of $19,559                  $ 4,703,149
Interest                                                        260,552
                                                           --------------
                                                              4,963,701
Expenses
Management fee (Note 2)                                       1,281,051
Custodian fee                                                    70,511
Trustees' fees (Note 2)                                          32,519
Audit fee                                                        25,286
Transfer agent and shareholder services (Note 2)                 21,429
Reports to shareholders                                          15,258
Legal fees                                                        5,707
Miscellaneous                                                    21,339
                                                           --------------
                                                              1,473,100
                                                           --------------
Net investment income                                         3,490,601
                                                           --------------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)             15,724,519
Provision for federal income tax                             (2,598,359)
                                                           --------------
                                                             13,126,160
Net unrealized appreciation of investments                   40,186,634
                                                           --------------
Net gain on investments                                      53,312,794
                                                           --------------
Net increase in net assets resulting from operations        $56,803,395
                                                           ==============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                        Year ended December 31
                                    -------------------------------
                                        1996             1995
 --------------------------------- ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income               $  3,490,601     $  3,205,778
                                   ---------------  ---------------
Net realized gain on investments*     15,724,519       26,724,341
Provision for federal income tax      (2,598,359)      (4,069,573)
                                   ---------------  ---------------
                                      13,126,160       22,654,768
                                   ---------------  ---------------
Net unrealized appreciation of
  investments                         40,186,634       33,669,225
                                   ---------------  ---------------
Net increase resulting from
  operations                          56,803,395       59,529,771
                                   ---------------  ---------------
Dividends from net investment
  income                              (3,498,914)      (3,378,495)
                                   ---------------  ---------------
Distributions from net realized
  gains                                 (432,035)        (236,946)
                                   ---------------  ---------------
Share transactions:
Net asset value of shares issued
  in payment of:
 Distributions from net
   realized gains                        130,117           80,260
 Dividends from net
   investment income                     333,745          847,325
Cost of shares repurchased           (10,034,082)     (18,569,970)
                                   ---------------  ---------------
Net decrease from fund share
  transactions                        (9,570,220)     (17,642,385)
                                   ---------------  ---------------
Total increase in net assets          43,302,226       38,271,945

Net Assets
Beginning of year                    233,422,102      195,150,157
                                   ---------------  ---------------
End of year (including
  undistributed net investment
  income of $77,382 and $85,983,
  respectively)                     $276,724,328     $233,422,102
                                   ===============  ===============
Number of shares:
Issued upon reinvestment of:
 Distributions from net
   realized gains                            398              302
 Dividends from net
   investment income                         934            3,354
Repurchased                              (33,611)         (80,284)
                                   ---------------  ---------------
Net decrease in fund shares              (32,279)         (76,628)
                                   ---------------  ---------------
*Net realized gain for Federal
  income tax purposes
  (Note 1)                          $  7,855,919     $ 11,864,297
                                   ===============  ===============


NOTES TO FINANCIAL STATEMENTS
December 31, 1996

Note 1

State Street Research Exchange Fund (the "Fund"), is a series of State Street Research Exchange Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized in February, 1989 as a successor to State Street Exchange Fund, Inc., a Massachusetts corporation. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital and, secondarily, long-term growth of income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, or securities convertible into common stocks, that have long-term growth potential.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

B. Federal Income Taxes
No provision for Federal income taxes is necessary with respect to net investment income since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute substantially all of such income. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code. The Fund retains and designates as undistributed gains all of its taxable net long-term capital gains and pays Federal income taxes thereon on behalf of the shareholders.

C. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized short-term capital gains, if any, are distributed annually.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EXCHANGE FUND

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for nontaxable redemptions in kind and the disposition of securities that have different bases for financial reporting and tax purposes. The permanent book and tax basis difference relating to shareholder distributions will result in reclassifications to shares of beneficial interest.

D. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.50% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $1,281,051.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996, the amount of such expenses was $3,680.

The fees of the Trustees not currently affiliated with the Adviser amounted to $32,519 during the year ended December 31, 1996.

Note 3

For the year ended December 31, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities, including $9,473,298 representing redemptions in kind, aggregated $13,559,897 and $33,028,031, respectively.

Note 4

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At December 31, 1996, the Adviser owned 13,766 shares of the Fund.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                                       Year ended December 31
                                                     ----------------------------------------------------------
                                                        1996        1995       1994        1993        1992
--------------------------------------------------- ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year                     $265.44     $204.13    $205.81     $205.98     $198.84
Net investment income                                     4.09        3.63       3.79        3.47        3.28
Net realized and unrealized gain (loss) on
  investments*                                           61.76       61.75      (1.67)      (0.24)       7.06
Dividends from net investment income                     (4.10)      (3.80)     (3.80)      (3.40)      (3.20)
Distributions from net realized gains                    (0.51)      (0.27)        --          --          --
                                                    ----------- ----------- ----------- ----------- -----------
Net asset value, end of year                           $326.68     $265.44    $204.13     $205.81     $205.98
                                                    =========== =========== =========== =========== ===========
Total return                                             26.06%      34.44%      3.44%       4.88%       6.75%
Net assets at end of year (000s)                      $276,724    $233,422   $195,150    $206,153    $209,922
Ratio of operating expenses to average net assets         0.57%       0.58%      0.57%       0.62%       0.59%
Ratio of net investment income to average net
  assets                                                  1.36%       1.49%      1.80%       1.65%       1.63%
Portfolio turnover rate                                   5.39%      11.67%     16.31%      22.10%      10.68%
Average commission rate@                                 $0.03          --         --          --          --
*After provision for Federal tax on retained
  capital gains at end of year of                        $3.07       $4.64      $4.88       $6.79       $2.94

@ For fiscal years beginning on or after January 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research Exchange Trust and Shareholders of State Street Research Exchange Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Exchange Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Exchange Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 7, 1997

STATE STREET RESEARCH EXCHANGE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

State Street Research Exchange Fund had a good year in 1996, in line with generally strong performance in U.S. equity markets. The Fund outperformed both the S&P 500 and the average return for funds in Lipper Analytical Services' Growth and Income Funds category.

Stocks in general did better than expected in 1996, with large-capitalization, high-quality growth companies turning in the best results. This trend benefited the Fund, which is composed primarily of high-quality names.

Fund management increased the Fund's emphasis on income by favoring stocks that pay dividends.

Energy stocks--which accounted for about 11% of the portfolio--did well due to the combination of industry restructuring and generally higher commodity prices. Financial stocks had good returns, especially at the end of the year. The Fund also participated in the growth of the technology sector. The consumer staples sector, which Fund management typically considers to be a repository of solid growth companies and represents a significant portion of the Fund, did not help the portfolio this year.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged. Direct investment in the index is not possible; results are for illustrative purposes only.

                     Change In Value Of $10,000 Based On
                   The S&P 500 Compared To Change In Value
                     Of $10,000 Invested In Exchange Fund

----------------------------------------
      Average Annual Total Return
----------------------------------------
1 Year          5 Years         10 Years
----------------------------------------
+26.06%         +14.44%          +14.82
----------------------------------------

                                  [line chart]

                    Exchange Fund       S&P 500

12/86               10,000              10,000
12/87               10,565              10,525
12/88               12,452              12,268
12/89               16,699              16,149
12/90               15,610              15,647
12/91               20,289              20,403
12/92               21,658              21,956
12/93               22,716              24,164
12/94               23,497              24,481
12/95               31,591              33,670
12/96               39,823              41,396

STATE STREET RESEARCH EXCHANGE FUND

FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH EXCHANGE
TRUST

Fund Information

State Street Research
Exchange Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

James M. Weiss
Vice President

Kennard Woodworth, Jr.
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Steve A. Garban
Retired; formerly Senior Vice
President for Finance and
Operations and Treasurer, The
Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the
Board and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[BACK COVER]

State Street Research Exchange Fund
One Financial Center                                           Bulk Rate
Boston, MA 02111                                              U.S. Postage
                                                                 PAID
                                                             Brockton, MA
                                                            Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
  State Street Research
  Shareholder Services
  P.O. Box 8408
  Boston, MA 02266-8408




[LOGO] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3733-970225(0398)SSR-LD                         EX-400E-297

                     Cover Illustration by Dorothy Cullinan